SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 24, 2000

C.H. ROBINSON WORLDWIDE, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-23189	41-1883630
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8100 South Mitchell Road, Eden Prairie, Minnesota 55344-2248
(Address of principal executive offices)

Registrant's telephone number, including area code: (952) 937-8500

Not Applicable
(Former name or former address, if changed since last report)

Page 1 of 4 Pages

Exhibit Index Appears on Page 4

Item 5.	Other Events.

        On October 24, 2000, the Board of Directors of C.H. Robinson Worldwide, Inc. (the "Company") declared a two-for-one common stock split in the form of a one-hundred percent (100%) stock dividend, payable December 1, 2000 to stockholders of record on November 10, 2000. Attached hereto as Exhibit 99.1 and incorporated by reference herein is the text of the Company's press release dated October 24, 2000 with respect to the stock split.

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits

	Exhibit No.	Description
	99.1	Press release dated October 24, 2000

Page 2 of 4 pages

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    October 25, 2000

C.H. ROBINSON WORLDWIDE, INC.

By:	/s/ Chad Lindbloom
Chad Lindbloom
Chief Financial Officer

Page 3 of 4 pages

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press release dated October 24, 2000

Page 4 of 4 pages